Supplement dated May 12, 1997 to GIT Equity Trust
Prospectus and Statement of Additional Information dated
July 31, 1996

On May 12, 1997, the GIT Investment Funds family of mutual funds changed its name to Mosaic Funds. Accordingly, GIT Equity Trust was renamed Mosaic Equity Trust, the Select Growth Portfolio was renamed Mosaic Investors Fund, the Special Growth Portfolio was renamed Mosaic Mid-Cap Growth Fund, the Equity Income Portfolio was renamed Mosaic Equity Income Fund and the Worldwide Growth Portfolio was renamed Mosaic Worldwide Growth Fund.